UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
_____________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 19, 2014

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CLEAR CHANNEL CAPITAL I, LLC
(Exact name of registrant as specified in its charter)
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Delaware	333-158279-36	27-0263715
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

200 East Basse Road
San Antonio, Texas 78209
(Address of principal executive offices)

Registrant's telephone number, including area code: (210) 822-2828

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                          Entry into a Material Definitive Agreement

Clear Channel Communications, Inc., a Texas corporation (the "Company"), is a wholly owned subsidiary of Clear Channel Capital I, LLC.  On August 22, 2014 (the "Settlement Date"), the Company and CC Finco, LLC, a Delaware limited liability company and wholly owned subsidiary of the Company ("CC Finco"), completed the previously announced (i) sale of $222.2 million aggregate principal amount of new Senior Notes due 2021 (the "New Notes") issued by the Company to CC Finco, and (ii) redemption of all of the Company's outstanding $94.3 million aggregate principal amount of 10.75% Senior Cash Pay Notes due 2016 (the "Outstanding Cash Pay Notes") and $127.9 million aggregate principal amount of 11.00%/11.75% Senior Toggle Notes due 2016 (the "Outstanding Toggle Notes" and collectively with the Outstanding Cash Pay Notes, the "Outstanding LBO Notes") using proceeds of the issuance of the New Notes, plus cash on hand.

Senior Notes due 2021

The New Notes were sold pursuant to a Note Purchase Agreement, dated as of August 19, 2014, between the Company and CC Finco, at a purchase price equal to 101.75% of the principal amount thereof, plus accrued interest from August 1, 2014 up to, but not including, the Settlement Date.  The New Notes were issued as additional notes under the indenture, dated as of June 21, 2013 (the "Indenture"), among the Company, Clear Channel Capital I, LLC, as guarantor, the subsidiary guarantors named therein (collectively with Clear Channel Capital I, LLC, the "Guarantors"), Law Debenture Trust Company of New York, as trustee (the "Trustee"), and Deutsche Bank Trust Company Americas, as paying agent, registrar and transfer agent, under which the Company previously issued approximately $1.9 billion of existing Senior Notes due 2021.  The New Notes were offered only in reliance on exemptions from registration under the Securities Act of 1933, as amended (the "Securities Act").  The New Notes and related guarantees have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Supplemental Indenture

The New Notes were issued pursuant to a third supplemental indenture to the Indenture, dated as of August 22, 2014, among the Company, the Guarantors and the Trustee (the "Supplemental Indenture").

The Company's existing Senior Notes due 2021 and the New Notes (collectively, the "2021 Notes") mature on February 1, 2021 and bear interest at a rate of (i) 12.00% per annum in cash plus (ii) 2.00% per annum payment-in-kind interest. Interest will be payable semi-annually in arrears on February 1 and August 1 of each year beginning, in the case of the New Notes, on February 1, 2015. The 2021 Notes rank pari passu in right of payment with respect to all existing and future unsubordinated indebtedness of the Company. The guarantees of the 2021 Notes are subordinated to the guarantees of the Company's senior secured credit facility and certain other permitted debt, but rank equal to all other senior indebtedness of the Guarantors.

The Company may redeem the 2021 Notes at its option, in whole or part, at any time prior to August 1, 2015, at a price equal to 100% of the aggregate principal amount of the 2021 Notes redeemed, plus accrued and unpaid interest to the redemption date and plus an applicable premium. The Company may redeem the 2021 Notes, in whole or in part, on or after August 1, 2015, at the redemption prices set forth in the Indenture plus accrued and unpaid interest to the redemption date. At any time on or before August 1, 2015, the Company may elect to redeem up to 60% of the aggregate principal amount of the 2021 Notes at a redemption price equal to (x) with respect to the first 30% of the then outstanding aggregate principal amount of the 2021 Notes, 109.0% of the aggregate principal amount thereof and (y) with respect to the next 30% of the then outstanding aggregate principal amount of the 2021 Notes, 112.0% of the aggregate principal amount thereof, in each case plus accrued and unpaid interest thereon to the applicable redemption date, with the net proceeds of one or more equity offerings.

The Indenture contains covenants limiting the Company's ability and the ability of its restricted subsidiaries to, among other things: (i) pay dividends, redeem stock or make other distributions or investments; (ii) incur additional debt or issue certain preferred stock; (iii) modify any of the Company's existing senior notes; (iv) transfer or sell assets; (v) engage in certain transactions with affiliates; (vi) create restrictions on dividends or other payments by the restricted subsidiaries; (vii) create liens on assets; and (viii) merge, consolidate or sell substantially all of the Company's assets. The Indenture also provides for customary events of default.

The foregoing description is qualified in its entirety by reference to the complete text of the Supplemental Indenture filed as Exhibit 4.1 hereto and incorporated herein by reference.

Redemption of Outstanding LBO Notes

The Outstanding LBO Notes were redeemed on the Settlement Date at a redemption price equal to 100% of the principal amount thereof, plus accrued interest from August 1, 2014 up to, but not including, the Settlement Date.

Item 2.03                          Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 9.01                          Financial Statements and Exhibits

(d)            Exhibits

Exhibit No.	Description
4.1
Third Supplemental Indenture, dated as of August 22, 2014, by and among Clear Channel Communications, Inc., Clear Channel Capital I, LLC, as guarantor, the other guarantors party thereto, and Law Debenture Trust Company of New York, as trustee (incorporated by reference to Exhibit 4.1 to the Clear Channel Communications, Inc. Form 8-K filed on August 22, 2014).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL CAPITAL I, LLC

Date: August 22, 2014	By:	/s/ Hamlet T. Newsom Jr.
Hamlet T. Newsom Jr.
Vice President, Associate General Counsel and
Assistant Secretary

Exhibit Index

Exhibit No.	Description
4.1
Third Supplemental Indenture, dated as of August 22, 2014, by and among Clear Channel Communications, Inc., Clear Channel Capital I, LLC, as guarantor, the other guarantors party thereto, and Law Debenture Trust Company of New York, as trustee (incorporated by reference to Exhibit 4.1 to the Clear Channel Communications, Inc. Form 8-K filed on August 22, 2014).